February 15, 1996
                       PREMIER STATE MUNICIPAL BOND FUND
                               (ARIZONA SERIES)
                         SUPPLEMENT TO PROSPECTUS
                            DATED AUGUST 14, 1995
        At a Special Meeting of Shareholders of the Arizona Series (the "Series") held on February 12, 1996, shareholders of the Series approved an Agreement and Plan of Reorganization (the "Plan"), providing for the transfer of all or substantially all of the Series' assets, subject to liabilities, attributable to its Class A and Class B shares, to Premier Municipal Bond Fund in a tax free exchange for corresponding Class A and Class B shares of Premier Municipal Bond Fund (the "Exchange"). The Exchange occurred as of the close of business on February 14, 1996 at which time the Series' shareholders became shareholders of Premier Municipal Bond Fund, and the Series was liquidated and its existence as a series of the Fund terminated. Accordingly, the Fund is no longer offering shares of its Arizona Series.
PSTEBs021596